Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME: PHI, Inc., et al.

CASE NUMBER: 19-30923-hdh11

JUDGE: Harlin D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	April	2019
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Robert A. Del Genio	Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Robert A. Del Genio	5/20/2019
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Trudy McConnaughhay	Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Trudy McConnaughhay	5/20/2019
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

COMPARATIVE BALANCE SHEET

	Petition Date 3/14/19	3/31/19	4/30/19	MONTH
ASSETS
1 CASH	$1,521,227	$1,482,726	$11,553,421
2 SHORT TERM INVESTMENTS	67,663,452	73,335,815	80,301,658
3 ACCOUNTS RECEIVABLE - (NET)	63,593,129	62,585,376	57,938,940
4 INVENTORY (NET)	38,320,271	39,525,144	29,722,554
5 PREPAID EXPENSES & OTHER	6,803,414	8,779,041	8,244,372
6 OTHER CURRENT ASSETS	984,820	859,278	859,278
7 INCOME TAXES RECEIVABLE	384,937	384,937	7,284
8 TOTAL CURRENT ASSETS	$179,271,250	$186,952,316	$188,627,507
9 PROPERTY, PLANT & EQUIPMENT (NET)	569,099,800	567,577,555	563,507,863
10 RIGHT OF USE ASSETS	137,327,125	134,799,396	120,905,491
11 RESTRICTED INVESTMENTS	19,788,774	19,788,774	19,738,774
12 OTHER ASSETS	18,280,517	17,206,609	17,720,777
13 DEFERRED INCOME TAXES - ASSETS	2,717,649	932,075	2,104,704
14 GOODWILL		—	—
15 INTANGIBLES		—	—
16 TOTAL ASSETS	$926,485,115	$927,256,725	$912,605,116
POSTPETITION LIABILITIES
17 NOTES PAYABLE		—	—
18 ACCOUNTS PAYABLE		6,883,955	6,778,691
19 ACCRUED EXPENSES		6,642,941	13,426,210
20 CURRENT PORTION OF LONG-TERM DEBT		—	875,000
21 LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS		—	—
22 DEFERRED INCOME TAXES PAYABLE		—	—
23 OTHER LONG TERM CREDITS AND LIAB		—	18,085
24 LT OPERATING LEASE LIABILITIES		—	—
25 TOTAL POSTPETITION LIABILITIES		13,526,897	21,097,986
PREPETITION LIABILITIES
26 LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS	193,735,691	193,735,691	193,015,195
27 PRIORITY DEBT	9,194	9,194	9,194
28 UNSECURED DEBT	514,717,622	513,182,310	512,372,947
29 ACCRUED EXPENSES	48,845,696	45,701,306	40,281,223
30 DEFERRED INCOME TAXES PAYABLE		—	—
31 OTHER LONG TERM CREDITS AND LIAB	1,417,259	1,406,972	1,406,972
32 LT OPERATING LEASE LIABILITIES	110,451,569	110,250,930	99,976,305
33 TOTAL PREPETITION LIABILITIES	869,177,031	864,286,403	847,061,837
34 TOTAL LIABILITIES	869,177,031	877,813,300	868,159,823
EQUITY
35 PREPETITION OWNERS’ EQUITY	57,308,084	49,443,425	44,445,292
36 POSTPETITION CUMULATIVE PROFIT OR (LOSS)			—
37 DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)			—
38 TOTAL EQUITY	57,308,084	49,443,425	44,445,292
39 TOTAL LIABILITIES & OWNERS’ EQUITY	926,485,115	927,256,725	912,605,116

Monthly Operating Report
ACCRUAL BASIS-2
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

INCOME STATEMENT

	3/15/19 - 3/31/19	4/1/19 - 4/30/19	MONTH	MONTH
REVENUES
1 GROSS REVENUES	$13,383,146	$25,233,863
2 LESS: RETURNS & DISCOUNTS	—	—
3 NET REVENUE	$13,383,146	$25,233,863
AIRCRAFT VARIABLE COSTS
4 HUMAN RESOURCES - VC	(1,181,672)	(2,198,199)
5 OCCUPANCY SUPPLIES - VC	(33,830)	(84,523)
6 NON-AC DEPR - AIRCRAFT - VC	(28,645)	(15,731)
7 Part 145 Maint - VC	570,244	595,561
8 UNDER (OVER) GFS UTILIZATION - VC	(176,556)	7,423
9 OTHER - AIRCRAFT - VC	(60,737)	(109,612)
10 SPARE PARTS	(532,489)	(699,816)
11 REPAIRS	(323)	(1,334,463)
12 POWER BY THE HOUR	(2,626,036)	(4,292,279)
13 FUEL	(516,815)	(1,079,064)
14 SUPPLY CHAIN ALLOCATION - VC	983,263	680,767
15 TOTAL AIRCRAFT VARIABLE COSTS	(3,603,594)	(8,529,935)
AIRCRAFT FIXED COSTS
16 APPLIED AIRCRAFT FIXED COSTS	2,232	4,070
17 AIRCRAFT DEPRECIATION	(1,522,245)	(3,090,903)
18 AIRCRAFT PROPERTY TAX	(206,616)	(376,770)
19 INSURANCE	(137,687)	(253,824)
20 HELICOPTER RENT	(1,399,285)	(2,557,494)
21 AIRCRAFT PILOT SALARIES	(1,600,655)	(2,684,686)
22 AIRCRAFT MECHANIC SALARIES	(1,565,936)	(2,540,479)
23 SUPPLY CHAIN ALLOCATION	(936,375)	(504,469)
24 TOTAL AIRCRAFT FIXED COSTS	(7,366,568)	(12,004,555)
COST OF GOODS SOLD
25 COST OF GOODS SOLD	(185,876)	(8,840)
OPERATING EXPENSE
26 HR - OPERATING EXPENSES	(687,823)	(1,580,630)
27 OCCUPANCY SUPPLIES-OE	(525,150)	(723,777)
28 NON-AC DEPRECIATION - OE	(103,046)	(258,799)
29 NON-AC ALLOCATIONS - OE	197,366	613,653
30 OTHER - OPERATING EXPENSES	(1,334,931)	(2,702,188)
31 EMPLOYEE BENEFITS	(10,069)	(22,819)
32 TOTAL OPERATING EXPENSE	(2,463,654)	(4,674,560)
SELLING, GENERAL AND ADMIN
33 HUMAN RESOURCES - SG&A	(1,133,282)	(3,566,862)
34 OCCUPANCY SUPPLIES - SG&A	(128,713)	(211,892)
35 NON-AC DEPRECIATION - SG&A	(89,631)	(125,207)
36 NON-AC ALLOCATION - SG&A	(26,064)	144,470
37 OTHER SG&A	(1,922,195)	(1,788,835)
38 LEGAL AUDIT	(1,466,562)	(355,552)
39 TOTAL SELLING, GENERAL AND ADMIN	(4,766,447)	(5,903,878)
40 TOTAL OPERATING EXPENSES	(18,386,140)	(31,121,768)
41 GAIN/LOSS ON DISPOSITION OF ASSETS, NET	—	(88,711)
42 EQUITY NET LOSS	173,638	449,694
43 OPERATING INCOME	(4,829,356)	(5,526,923)
OTHER INCOME & EXPENSES
44 OTHER INCOME/EXPENSES, NET	(1,249,729)	(1,228,269)
45 EARNINGS BEFORE INCOME TAXES	(6,079,084)	(6,755,192)
46 INCOME TAX EXPENSE	(1,785,574)	1,188,669
47 NET EARNINGS	(7,864,658)	(5,566,522)

Monthly Operating Report
ACCRUAL BASIS-3
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

CASH RECEIPTS AND DISBURSEMENTS

	3/15/19 - 3/31/19	4/1/19 - 4/30/19	MONTH	QUARTER
1 CASH - BEGINNING MARCH 15	$89,048,896	$95,426,105
RECEIPTS FROM OPERATIONS
2 CASH SALES	—	—
COLLECTION OF ACCOUNTS RECEIVABLE
3 PREPETITION & POSPETITION RECEIPTS	12,872,873	34,969,326
4 TOTAL OPERATING RECEIPTS	$12,872,873	$34,969,326
NON-OPERATING RECEIPTS
5 TRANSFERS FROM PHI AIR MEDICAL	6,861,387	17,042,364
6 SALE OF ASSETS	—	—
7 INTEREST INCOME	16,951	207,467
8 TOTAL RECEIPTS	$19,751,211	$52,219,158
OPERATING DISBURSEMENTS
9 NET PAYROLL, PAYROLL TAXES, AND BENEFITS	(9,289,506)	(19,391,239)
10 MAINTENANCE & MISC EXPENSES	(2,594,255)	(11,073,068)
11 AIRCRAFT LEASES	(250,685)	(1,400,964)
12 FUEL	(1,007,551)	(1,147,023)
13 TAXES	(68,316)	(1,377,357)
14 TOTAL OPERATING DISBURSEMENTS	$(13,210,314)	$(34,389,651)
NON-OPERATING DISBURSEMENTS
15 TRANFSERS TO NON-DEBTORS	(163,689)	(236,908)
16 TOTAL NON-OPERATING DISBURSEMENTS	$(163,689)	$(236,908)
REORGANIZATION EXPENSES
17 PROFESSIONAL FEES	—	—
18 U.S. TRUSTEE FEES	—	(1,625)
19 TOTAL DISBURSEMENTS	(13,374,003)	(34,628,184)
20 NET CASH FLOW	6,377,209	17,590,974
21 CASH - END OF MONTH	$95,426,105	$113,017,078

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

ACCOUNTS RECEIVABLE AGING

ACCOUNTS RECEIVABLE AGING (1)	3/31/19	4/30/19	MONTH	MONTH
1 0-30	$22,971,054	$23,176,156
2 31-60	25,811,099	19,206,916
3 61-90	482,663	4,444,544
4 91+	8,632,802	7,405,347
5 TOTAL ACCOUNTS RECEIVABLE	$57,897,618	$54,232,963
6 AMOUNT CONSIDERED UNCOLLECTIBLE	(4,371,785)	(4,371,785)
7 ACCOUNTS RECEIVABLE (NET)	$53,525,833	$49,861,178

AGING OF POSTPETITION TAXES AND PAYABLES

				MONTH: April

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1 FEDERAL	$713,362	$—	$—	$—	$713,362
2 STATE	431,179	—	—	—	431,179
3 LOCAL	—	—	—	1,769,858	1,769,858
4 OTHER (ATTACH LIST)	325	—	—	79,439	79,764
5 TOTAL TAXES PAYABLE	$1,144,866	$—	$—	$1,849,297	$2,994,163
6 ACCOUNTS PAYABLE (1)	4,192,794	6,513,221	3,100,016	2,234,732	16,040,763

STATUS OF POSTPETITION TAXES

			MONTH: April

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1 WITHHOLDING	$2,626	$784,456	$(774,136)	$12,946
2 FICA-EMPLOYEE	1,127	511,234	(507,592)	4,769
3 FICA-EMPLOYER	240,941	561,372	(506,048)	296,265
4 UNEMPLOYMENT	44,459	286	(44,459)	286
5 INCOME	—	—	—	—
6 OTHER (ATTACH LIST)	491,296	338,887	(431,086)	399,096
7 TOTAL FEDERAL TAXES	$780,448	$2,196,235	$(2,263,321)	$713,362
STATE AND LOCAL
8 WITHHOLDING	265,730	190,482	(262,335)	193,877
9 SALES	259,082	(81,989)	(22,824)	154,269
10 EXCISE	—	—	—	—
11 UNEMPLOYMENT	84,126	3,085	(4,178)	83,033
12 REAL PROPERTY	38,118	12,706	—	50,824
13 PERSONAL PROPERTY	1,287,436	431,597	—	1,719,034
14 OTHER (ATTACH LIST)	61,939	19,425	(1,600)	79,764
15 TOTAL STATE & LOCAL	$1,996,432	$575,306	$(290,937)	$2,280,801
16 TOTAL TAXES	$2,776,880	$2,771,542	$(2,554,258)	$2,994,163

Notes:

(1)	Includes trade only.

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

	Description	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
OTHER (ATTACH LIST)
PHI, Inc - New Mexico - 2018 Tax Accrual	Income Tax	$100	$—	$—	$100
PHI, Inc - Arizona - 2018 Tax Accrual	Income Tax	50	—	—	50
PHI, Inc - Kentucky - 2018 Tax Accrual	Income Tax	175	—	—	175
PHI, Inc - California - 2019 Tax Accrual(1)	Income Tax	340	133	(1,600)	(1,127)
PHI, Inc - Arizona - 2019 Tax Accrual	Income Tax	13	4	—	17
PHI, Inc - Mississippi - 2019 Tax Accrual	Income Tax	4,336	1,445	—	5,781
PHI, Inc - New Jersey - 2019 Tax Accrual	Income Tax	500	167	—	667
PHI, Inc - Texas - 2019 Tax Accrual	Income Tax	56,426	17,676	—	74,102
Total		$61,939	$19,425	$(1,600)	$79,764

Notes:

(1)	The Debtor prepaid the estimated full annual amount due

Monthly Operating Report
ACCRUAL BASIS-5
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

							MONTH: April
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7	TOTAL
A. BANK:	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	HSBC	N/A
B. ACCOUNT NUMBER:	*8820	*8826	*1875	*3040	*5949	*7594	N/A
C. PURPOSE (TYPE):	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Checking	Petty Cash
1 BALANCE PER BANK STATEMENT	$12,567,084	$—	$14,862	$3,009	$—	$361,283	$30,408	$12,976,646
2 ADD: TOTAL DEPOSITS NOT CREDITED	—	—	—	—	—	—	—	—
3 SUBTRACT: OUTSTANDING CHECKS	(1,414,045)	(97,436)	—		(2,166)	—		(1,513,647)
4 OTHER RECONCILING ITEMS	43,519	46,120	—	834	(51)	—		90,422
5 MONTH END BALANCE PER BOOKS	$11,196,558	$(51,317)	$14,862	$3,843	$(2,217)	$361,283	$30,408	$11,553,421
6 NUMBER OF LAST CHECK WRITTEN	585611	24419	N/A	N/A	N/A - ZBA Sweep

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7 UBS - Special Projects Account *4A2	N/A	Short Term Money Market Govt Funds	N/A	$26,873,939
8 UBS - Investments *08K	N/A	Short Term Money Market Govt Funds	N/A	—
9 UBS - Main Account *1A2	N/A	Short Term Money Market Govt Funds	N/A	51,508,759
10 UBS - SERP *4A2	N/A	Short Term Money Market Govt Funds	N/A	785,757
11 UBS - Collateral *6A2	N/A	Short Term Money Market Govt Funds	N/A	12,963,977
12 UBS - FX *5A2	N/A	Short Term Money Market Govt Funds	N/A	245,000
13 Hancock Whitney- Account *8850	9/28/2018	Certificate of Deposit	7,605,000	7,605,000
14 Hancock Whitney- Account *8849	9/28/2018	Certificate of Deposit	100,000	50,000
15 Hancock Whitney- Account *4229	2/1/2019	Certificate of Deposit	8,000	8,000
16 TOTAL INVESTMENTS				$100,040,432

CASH
17 CURRENCY ON HAND				—
18 TOTAL CASH - END OF MONTH				$111,593,853

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

MONTH: April

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1 None	N/A	N/A	N/A
2
3
4
5
6 TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1 None	N/A	N/A	N/A	N/A	N/A
2
3
4
5
6 TOTAL PAYMENTS TO PROFESSIONALS

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

NAME OF CREDITOR(1)	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1 Blue Torch Finance LLC	N/A	N/A	N/A
2 Thirty Two, LLC	N/A	N/A	N/A
3 PLANTATION CROSSING APARTMENTS	995.00	995.00	—
4 PLANTATION CROSSING APARTMENTS	995.00	995.00	—
5 PLANTATION CROSSING APARTMENTS	995.00	995.00	—
6 THE BROADWATER	1,389.00	1,389.00	—
7 THE BROADWATER	1,419.00	1,419.00	—
8 THE BROADWATER	1,389.00	1,389.00	—
9 BG REALTY & MANAGEMENT LLC	495.00	495.00	—
10 THE BROADWATER	1,379.00	1,379.00	—
11 Signature Flight Support	1,523.55	1,523.55	—
12 FLIGHT SAFETY INTL INC (RENT)	1,441.00	1,441.00	—
13 FLIGHT SAFETY INTL INC (RENT)	4,248.00	4,248.00	—
14 INTERNATIONAL BUSINESS	1,061.00	1,061.00	—
15 PINNACLE TOWERS, LLC	876.64	876.64	—
16 D C WALSH COMPANY INC	7,640.25	7,640.25	—
17 LAFAYETTE AIRPORT	5,175.06	5,175.06	—
18 MARTIN HOLDINGS, L.L.C.	20,019.94	20,019.94	—
19 LAFAYETTE AIRPORT	92,389.33	92,389.33	—
20 LAFAYETTE AIRPORT	6,894.66	6,894.66	—
21 IRVIN P MELANCON INC	5,512.50	5,512.50	—
22 HOUMA TERREBONNE AIRPORT	10,381.30	10,381.30	—
23 HOUMA TERREBONNE AIRPORT	5,873.66	5,873.66	—
24 HOUMA TERREBONNE AIRPORT	339.07	339.07	—
25 HOUMA TERREBONNE AIRPORT	2,042.77	2,042.77	—
26 HOUMA TERREBONNE AIRPORT	858.16	858.16	—
27 HOUMA TERREBONNE AIRPORT	2,652.30	2,652.30	—
28 HOUMA TERREBONNE AIRPORT	2,253.95	2,253.95	—
29 HOUMA TERREBONNE AIRPORT	745.29	745.29	—
30 HOUMA TERREBONNE AIRPORT	1,249.08	1,249.08	—
31 HOUMA TERREBONNE AIRPORT	330.97	330.97	—
32 ABBERLY CREST APARTMENTS	2,642.00	2,642.00	—
33 GREATER LAFOURCHE PORT	3,343.17	3,343.17	—
34 FIRST EQUITY INC	4,950.00	4,950.00	—
35 EN VEN ENERGY VENTURES LLC	300.00	300.00	—
36 ENGLAND ECONOMIC & INDUSTRIAL	17,741.37	17,741.37	—
37 ENGLAND ECONOMIC & INDUSTRIAL	443.53	443.53	—

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

38 CORDELL COMMUNICATIONS	1,033.38	1,033.38	—
39 FAMILY PARTNERSHIP LLC	8,000.00	8,000.00	—
40 THE BROADWATER	1,059.00	1,059.00	—
41 THE BROADWATER	1,069.00	1,069.00	—
42 THE BROADWATER	1,069.00	1,069.00	—
43 THE BROADWATER	1,059.00	1,059.00	—
44 THE BROADWATER	1,059.00	1,059.00	—
45 THE BROADWATER	1,069.00	1,069.00	—
46 THE BROADWATER	1,059.00	1,059.00	—
47 THE BROADWATER	1,069.00	1,069.00	—
48 THE BROADWATER	1,069.00	1,069.00	—
49 THE BROADWATER	1,069.00	1,069.00	—
50 THE BROADWATER	1,069.00	1,069.00	—
51 THE BROADWATER	879.00	879.00	—
52 THE BROADWATER	1,089.00	1,089.00	—
53 THE BROADWATER	879.00	879.00	—
54 BG REALTY & MANAGEMENT LLC	500.00	500.00	—
55 BG REALTY & MANAGEMENT LLC	575.00	575.00	—
56 BG REALTY & MANAGEMENT LLC	425.00	425.00	—
57 AMERICAN TOWERS, INC.	1,057.74	1,057.74	—
58 AMERICAN TOWERS, INC.	1,074.57	1,074.57	—
59 AMERICAN TOWERS, INC.	1,665.17	1,665.17	—
60 AMERICAN TOWERS, INC.	1,811.61	1,811.61	—
61 AMERICAN TOWERS, INC.	1,610.61	1,610.61	—
62 AMERICAN TOWERS, INC.	1,694.06	1,694.06	—
63 AMERICAN TOWERS, INC.	1,491.26	1,491.26	—
64 4K SERVICES INC (RENT ONLY)	1,800.00	1,800.00	—
65 4K SERVICES INC (RENT ONLY)	12,600.00	12,600.00	—
66 PINNACLE TOWERS, LLC	999.07	999.07	—
67 SCHMID MOULTON PARKWAY, LTD	5,023.25	5,023.25	—
68 SCHOLES INTERNATIONAL A/P	5,048.75	5,048.75	—
69 SCT PROPERTIES LLC	3,300.00	3,300.00	—
70 SEACRAFT SHIPYARD CORPORATON	1,000.00	1,000.00	—
71 STEVEN BRISTER	1,500.00	1,500.00	—
72 STEVEN BRISTER	1,500.00	1,500.00	—
73 MILLION AIR LAKE CHARLES	5,000.00	5,000.00	—
74 GUARDIAN SHARED SERVICES LTD	8,955.45	8,955.45	—
75 GUARDIAN SHARED SERVICES LTD	11,811.94	11,811.94	—
76 ECONO CAR RENTALS LIMITED	1,018.22	1,018.22	—
77 ECONO CAR RENTALS LIMITED	1,308.41	1,308.41	—
78 ECONO CAR RENTALS LIMITED	974.58	974.58	—
79 REDACTED	REDACTED	REDACTED	REDACTED
80 REDACTED	REDACTED	REDACTED	REDACTED
81 REDACTED	REDACTED	REDACTED	REDACTED
82 REDACTED	REDACTED	REDACTED	REDACTED
83 REDACTED	REDACTED	REDACTED	REDACTED
84 REDACTED	REDACTED	REDACTED	REDACTED
85 REDACTED	REDACTED	REDACTED	REDACTED
86 REDACTED	REDACTED	REDACTED	REDACTED
87 REDACTED	REDACTED	REDACTED	REDACTED
88 REDACTED	REDACTED	REDACTED	REDACTED
89 REDACTED	REDACTED	REDACTED	REDACTED
90 REDACTED	REDACTED	REDACTED	REDACTED
91 REDACTED	REDACTED	REDACTED	REDACTED
92 REDACTED	REDACTED	REDACTED	REDACTED
93 REDACTED	REDACTED	REDACTED	REDACTED
94 TOTAL	309,329	309,329	—

Notes:

(1)	Certain information has been redacted due to the nature of an agreement between the Debtor and a third party.

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

MONTH: April

QUESTIONNAIRE

	YES	NO
1 HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2 HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3 ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	N/A	N/A
4 HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5 HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6 ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7 ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8 ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9 ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10 ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11 HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12 ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(4)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 65] and the Final Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 277], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to critical vendors.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 66], the Amended Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 124] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 213], the Bankruptcy Court granted the Debtors authority to pay or honor certain pre-petition obligations for wages, salaries and other compensation and employee benefits.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 67] and the Final Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 279], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to shippers, warehousemen and other lien claimants.

Pursuant to the Interim Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 71] and the Final Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 281], the Bankruptcy Court granted the Debtors authority to pay prepetition insurance obligations in connection with their insurance policies.

Pursuant to the Order (I) Authorizing the Debtors to Honor Certain Prepetition Obligations to Customers, (II) Authorizing the Debtors to Continue Their Customer Program in the Ordinary Course of Business, and (III) Granting Related Relief [Docket No. 73], the Bankruptcy Court granted the Debtors authority to pay prepetition customer obligations.

Pursuant to the Interim Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 74] and the Final Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 280], the Bankruptcy Court granted the Debtors authority to pay prepetition patient refunds.

(10)	Postpetition delinquent amounts are incurred in the ordinary course and reflect delays in receipt of invoices and invoice reconciliation

(11)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Taxes and (II) Granting Related Relief [Docket No. 70] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Taxes and (II) Granting Related Relief [Docket No. 275], the Bankruptcy Court granted the Debtors authority to pay prepetition taxes.

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

INSURANCE

	YES	NO
1 ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2 ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3 PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Zurich American	02/01/2019-02/01/2020	389,169 annually
Excess Flood	Aspen Specialty	02/01/2019-02/01/2020	27,359 annually
Excess Flood	James River	02/01/2019-02/01/2020	25,909 annually
Excess Flood	Evanston	02/01/2019-02/01/2020	31,455 annually
Medical Professional Liability	Capitol Specialty	02/01/2019-02/01/2020	235,048 annually
Medical Professional Liability (excess)	Illinois Union	02/01/2019-02/01/2020	51,600 annually
Medical Professional Liability (excess)	Endurance American	02/01/2019-02/01/2020	57,482 annually
Medical Professional Liability (excess)	Beazley	02/01/2019-02/01/2020	56,760 annually
Medical Professional Liability (excess)	QBE Insurance Limited	02/01/2019-02/01/2020	15,000 annually
Excess Spares	Energy Risk Limited via Lloyds	02/01/2019-02/01/2020	123,750 annually
Pollution Liability	Beazley	02/01/2018-02/01/2021	167,760 3 years
Special Crime	US Specialty (Tokio Marine/HCC)	02/20/2018-02/20/2021	14,520 3 years
Cyber Liability	Lloyds, London - Brit / Kiln	05/01/2018-05/01/2019	68,153 annually
Business Auto Liability	Starr Indemnity & Liability	05/01/2018-05/01/2019	186,181 annually
Workers Comp	Starr Indemnity & Liability	05/01/2018-05/01/2019	57,905 monthly
Defense Base Act WC	Allied World	05/01/2018-05/01/2019	21,000 annually
Excess WC/EL/Auto Liability	Starr Indemnity & Liability	05/01/2018-05/01/2019	60,000 annually
Foreign Master Placement	ACE American (Chubb)	05/01/2018-05/01/2019	302,789 annually
Crime	Great American	05/01/2018-05/01/2019	18,481 annually
Fiduciary	QBE	05/01/2018-05/01/2019	20,000 annually
Fiduciary (excess)	US Specialty (Tokio Marine/HCC)	05/01/2018-05/01/2019	12,000 annually
Employment Practices Liability	Federal Insurance (Chubb)	05/01/2018-05/01/2019	63,300 annually
D&O	QBE	05/01/2018-05/01/2019	125,000 annually
D&O (excess)	ACE American (Chubb)	05/01/2018-05/01/2019	67,000 annually
D&O (excess)	Great American	05/01/2018-05/01/2019	40,000 annually
D&O (excess)	Endurance American (Sompo)	05/01/2018-05/01/2019	30,000 annually
D&O (excess)	Axis	05/01/2018-05/01/2019	28,000 annually
D&O (excess)	US Specialty (Tokio Marine/HCC)	05/01/2018-05/01/2019	34,000 annually
D&O (excess)	Starr Indemnity & Liability	05/01/2018-05/01/2019	27,000 annually
D&O - 6 mo extension/6yr tail	QBE	05/01/2019-11/01/2019	585,000 one time
D&O (excess) - 6 mo extension/6 yr tail	ACE American (Chubb)	05/01/2019-11/01/2019	306,860 one time
D&O (excess) - 6 mo extension/6 yr tail	Great American	05/01/2019-11/01/2019	174,000 one time
D&O (excess) - 6 mo extension/6 yr tail	Endurance American (Sompo)	05/01/2019-11/01/2019	120,000 one time
D&O (excess) - 6 mo extension/6 yr tail	Axis	05/01/2019-11/01/2019	109,200 one time
D&O (excess) - 6 mo extension/6 yr tail	US Specialty (Tokio Marine/HCC)	05/01/2019-11/01/2019	136,000 one time
D&O (excess) - 6 mo extension/6 yr tail	Starr Indemnity & Liability	05/01/2019-11/01/2019	101,250 one time
Hull, Spares, Liability & War	Allianz Global Risks US - lead	08/01/2017-08/01/2019	586,031 monthly
Excess Hull Liability	QBE North America	08/01/2017-08/01/2019	6,325 monthly